SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2006

                         STRIKEFORCE TECHNOLOGIES, INC.
________________________________________________________________________________

New Jersey                                                            22-3827597
________________________________________________________________________________

(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation)                                            Identification No.)

     1090 King Georges Post Road, Suite 108, Edison, NJ              08837
________________________________________________________________________________
        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:              (732) 661 9641
________________________________________________________________________________

                                       N/A
________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

2.   New Independent Registered Public Accounting Firm.

The Registrant has engaged Massella & Associates, CPA, PLLC, effective March 31, 2006, as its new independent registered public accounting firm to audit the Registrant's financial statements. Prior to such engagement, the Registrant did consult such firm and discussed with the successor auditor the documentation it presented to the predecessor auditor (prior to the dismissal of the predecessor auditor) matters referenced in Regulation S-B Item 304(a)(2).

The Registrant provided the successor auditor with copies of the Registrant's disclosures required by Regulation S-B Item 304 and requested that the successor auditor review such disclosures. The successor auditor was given an opportunity to furnish the Registrant with a letter addressed to the Commission in accordance with Item 304(a)(2)(ii)(D) of Regulation S-B. The successor auditor has verbally advised us that it agrees with the Registrant's disclosures and that there is no further clarification necessary. Therefore, the successor auditor has elected not to provide a letter addressed to the Commission in accordance with Item 304(a)(2)(ii)(D) of Regulation S-B.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:         None
(b) Pro-Forma Financial Statements:                      None
(c) Exhibits:                                            None

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STRIKEFORCE TECHNOLOGIES, INC.

                                      (Registrant)




                                      By: /s/ Mark Corrao
                                          ----------------
                                          Mark Corrao
                                          Chief Financial Officer




Dated:  April 13, 2006